                                                                   Exhibit 10.36

                            STOCK PURCHASE AGREEMENT

                          DATED AS OF OCTOBER 31, 1996

                                     AMONG

                    INFORMATION MANAGEMENT ASSOCIATES, INC.,

                         WAND/IMA  INVESTMENTS II L.P.

                                      AND

                         WAND/IMA INVESTMENTS III L.P.

                            STOCK PURCHASE AGREEMENT
                            ------------------------


           STOCK PURCHASE AGREEMENT dated as of October 31, 1996 (the "Agreement") by and between WAND/IMA INVESTMENTS II L.P., a Delaware limited partnership ("Wand/IMA II"), WAND/IMA INVESTMENTS III L.P., a Delaware limited partnership ("Wand/IMA III", Wand/IMA II and Wand/IMA III being hereinafter referred to individually as a "Purchaser" and collectively as the "Purchasers") and INFORMATION MANAGEMENT ASSOCIATES, INC. (the "Company").

           WHEREAS, the Purchasers are purchasing pursuant to this Agreement 4,350 newly issued shares of Series B Senior Preferred Stock, no par value, having a stated value of $1,000 per share and such other terms as are set forth in Exhibit A attached hereto and which are convertible into Common Stock, no par value, of the Company at an initial conversion price of $16.00 per share on the terms and conditions set forth herein.

           NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:


 ARTICLE 1.  ISSUANCE OF SHARES AND RELATED MATTERS
 ----------  --------------------------------------

           1.1  The Sale. Subject to the terms and conditions of this Agreement,
                --------
the Company hereby agrees to issue and sell to the Purchasers, and each Purchaser hereby agrees to purchase from the Company, on the date of the Closing (as hereinafter defined), the number of newly issued shares of Series B Senior Preferred Stock set forth opposite such Purchaser's name on Schedule 1.1 attached hereto (the "Senior Preferred Shares"), free and clear of all liens, claims, liabilities, restrictions or other encumbrances at a purchase price of $1,000.00 per share (the "Purchase Price").

           1.2  Delivery of Shares. On the Closing Date (as hereinafter
                ------------------
defined), the Company will deliver to the Purchasers, against payment of the Purchase Price, certificates representing the Senior Preferred Shares purchased by such Purchaser .

ARTICLE 2.  CLOSING
----------  -------

           The closing for the consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of LeBoeuf, Lamb, Greene & MacRae, L.L.P., Hartford, Connecticut, at 10:00 a.m. on November 1, 1996 or at such other

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time or place as the parties hereto shall mutually agree (the "Closing Date").

ARTICLE 3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
----------  ---------------------------------------------

     The Company hereby represents and warrants to the Purchaser as follows:

     3.1  Authority and Validity.  The execution, delivery and performance of
          ----------------------
this Agreement and the consummation of all the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly and validly executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforcement may be affected or limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by applicable principles of equitable remedies. Neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby or compliance by the Company with any of the provisions hereof will (i) conflict with or result in a breach of any material provision of its Certificate of Incorporation or By-laws; (ii) violate or conflict with the terms of any material agreement to which the Company is a party or by which it is bound; or (iii) violate any law, statute, rule or regulation or judgement, order, writ, injunction or decree of any court, administrative agency or governmental body applicable to the Company.

     3.2  Organization and Standing; Corporate Power.  The Company is a
          ------------------------------------------
corporation duly organized and existing under the laws of the State of Connecticut and is in good standing under such laws. The Company has requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted. The Company has all requisite corporate power and authority to enter into and perform all of its obligations under this Agreement.

     3.3  Subsidiaries.  On the date hereof, the Company has one wholly owned
          ------------
subsidiary, Information Management Associates Limited, a United Kingdom company, and no other subsidiaries.

     3.4  Qualification.  Attached as Schedule 3.4 is a true and complete list
          -------------               ------------
of all jurisdictions in which the Company is duly qualified as a foreign corporation authorized to do business, or has a pending application for such qualification. The Company is in good standing in each such jurisdiction in which it is so qualified except as described in Schedule 3.4 attached hereto. The jurisdictions identified in Schedule 3.4 are the only jurisdictions in which
                                ------------
the nature of the Company's activities or the character of the properties it owns or leases makes such qualification

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necessary, other than those jurisdictions in which the failure to be so qualified would not have a material adverse effect on the financial condition, assets, liabilities (absolute, accrued, contingent or otherwise), reserves, business, operations or prospects of the Company.

     3.5  Capitalization.  The authorized capital stock of the Company is
          --------------
5,000,000 shares of common stock, no par value ("Common Stock") of which 1,893,773 shares are issued and outstanding, and 500,000 shares of preferred stock, no par value, of which 4,500 shares are issued and outstanding, excluding the Senior Preferred Shares being issued to the Purchasers pursuant to this Agreement. All issued and outstanding shares have been duly authorized and validly issued, are fully paid and non-assessable. When authorized and issued, the Senior Preferred Shares will not be subject to any preemptive rights or rights of first refusal. The Senior Preferred Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and non-assessable and will be free of any liens or encumbrances; provided, however, that the Senior Preferred Shares will be subject to restrictions on transfer imposed under applicable state and federal securities laws. The shares of Common Stock issuable upon conversion of the Senior Preferred Shares (the "Conversion Shares") have been duly authorized by all necessary corporate action on the part of the Company and have been duly reserved for issuance. When the Conversion Shares are issued such shares will be validly issued, fully paid and nonassessable and the issuance of such shares will not be subject to any preemptive rights or rights of first refusal. Set forth on Schedule 3.5 attached hereto is a list, as of the date hereof of all holders of outstanding Common Stock of the Company and all outstanding warrants, stock options and rights to purchase Common Stock. Other than as set forth in Schedule 3.5, the Company has no outstanding shares of capital stock and no outstanding warrants, stock options or rights to purchase any capital stock.

     3.6  Indebtedness of the Company.  Schedule 3.6 correctly describes all
          ---------------------------   ------------
secured and unsecured indebtedness of the Company for borrowed money outstanding or for which the Company has commitments, on the date of this Agreement. Except as disclosed in Schedule 3.6, the Company is not in default with respect to any such indebtedness or any instrument or agreement relating thereto.

     3.7  Disclosure.  Neither this Agreement, the Schedules hereto, nor the
          ----------
officers' certificates delivered in connection with the Closing contains (in each case, as of its date) any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.

     3.8  Intellectual Property.  The Company owns or has valid rights to use
          ---------------------
all Intellectual Property Rights used in or necessary to conduct the Company's business as heretofore conducted or planned to be conducted in the foreseeable future, except for Intellectual Property Rights which are not material to the conduct of the Company's business.

     3.9  Environmental Matters.  The Company is in compliance with the
          ---------------------
provisions of all federal, state and local laws relating to pollution or protection of the environment applicable to it or to real property owned or leased by it or to the ownership, use, operation or occupancy thereof, except for violations or liabilities which individually or in the aggregate could not reasonably be expected to have a material adverse effect on the Company. Neither the Company nor any Person has engaged in any activity in violation of any provision of any federal, state or local law relating to pollution or protection of the environment, which violation could reasonably be expected to have a material adverse effect on the Company. The Company has no liability, absolute or contingent, under any federal, state or local law relating to pollution or protection of the environment, except for liabilities which individually or in the aggregate could not reasonably be expected to have a material adverse effect on the Company.

     3.10 Financial Statements.  The unaudited consolidated balance sheet and
          --------------------
related statement of operations of the Company as of December 31, 1995 and the unaudited consolidated balance sheet and related statement of operations of the Company as of September 30, 1996 (collectively, the "Financial Statements"), which have been provided to the Purchasers, fairly present the Company's assets, liabilities, financial position and results of operations on a consolidated basis as of the respective dates of such statements and for the periods then ended, and were prepared in accordance with generally accepted accounting principles, consistently applied (subject, in the case of unaudited statements, to normal year-end audit adjustments). As of the date of this Agreement, there is no fact (other than any matters of a general economic or political nature which do not affect the Company uniquely) known to the Company which materially adversely affects or in the future may (so far as the Company can now reasonably foresee) materially adversely affect the financial condition, assets, liabilities (absolute, accrued, contingent or otherwise), reserves, business operations or prospects of the Company which has not been set forth in this Agreement or the Schedules hereto.

     3.11 Changes.  Except as set forth in Schedule 3.11 hereto, since
          -------                          -------------
September 30, 1996, there has not been:

     (a) any change in the Company's assets, liabilities, condition (financial or otherwise) or business which individually or in the aggregate is materially adverse to the Company, or which is not in the ordinary course of business;

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     (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the Company's business or assets or other properties;

     (c) any issuance or sale by the Company of any shares of its capital stock or other securities; and

     (d) any other event or condition which has materially and adversely affected the Company's business.

     3.12 Litigation, Etc.  Except as set forth on Schedule 3.12, there is no
          ---------------                          -------------
litigation or government investigation or proceeding either existing, pending or, to the Company's knowledge, threatened against the Company or affecting any of the Company's properties or assets, in any court or before or by any federal, state, municipal or other governmental authority, or which affects this Agreement or any action taken or to be taken by the Company hereunder.

     3.13 Compliance with Other Instruments, etc.  The Company is not in
          --------------------------------------
violation of any term of its Certificate of Incorporation or By-Laws, and the Company is not in violation of any term of any agreement or instrument to which it is a party or by which it is bound or any term of any applicable law, ordinance, rule or regulation of any governmental authority or any term of any applicable order, judgment or decree of any court, arbitrator or governmental authority, the consequences of which violation could reasonably be expected to have a material adverse effect on the financial condition, assets, liabilities (absolute, accrued, contingent or otherwise), reserves, business, operations or prospects of the Company.

     3.14 Use of Proceeds.  The Company will use the proceeds from the sale of
          ---------------
the Senior Preferred Shares for general corporate purposes.

     3.15 No Violations of Securities Laws.  Subject to the accuracy of the
          --------------------------------
Purchasers' representations in Section 4 hereof, the offer and sale of the Senior Preferred Shares hereunder are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 (the "Securities Act") and are and will be exempt from the registration, permit or qualification requirements of all applicable state securities laws or such requirements have been or will be satisfied. The Company has not offered or sold the Senior Preferred Shares to anyone other than the Purchasers. Neither the Company nor any person acting on its behalf has taken any action which would require the registration of the Senior Preferred Shares under Section 5 of the Act, including, without limitation, engaging in any form of general solicitation.

           3.16  Brokers or Finders Fees, Etc. Except for the financial advisory
                 ----------------------------
fee payable to Wand Partners Inc. in the amount of $100,000, no agent, broker, investment banker, person or firm acting on behalf of the Company or under its authority is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with the sale of the Senior Preferred Shares contemplated hereby.

  ARTICLE 4.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS
  ---------    ------------------------------------------------

           Each of the Purchasers hereby severally represents and warrants to the Company as follows:

           4.1  Investment. The Purchaser is acquiring the Senior Preferred
                ----------
Shares for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof. The Purchaser understands that the Senior Preferred Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein.

           4.2  Resale.  The Purchaser acknowledges that the Senior Preferred
                ------
Shares must be held indefinitely unless the Senior Preferred Shares are subsequently registered under the Securities Act or an exemption from such registration is available. Each certificate representing (i) the Senior Preferred Shares, and (ii) any other securities issued in respect of the Senior Preferred Shares upon conversion, including the conversion shares, or upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by law) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws, rules or regulations):

           THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE CONNECTICUT UNIFORM SECURITIES ACT. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACTS EXCEPT PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

           4.3  Accredited Investor.  Each and every person or entity having an
                -------------------
ownership interest in the Purchasers, other than Malcolm P. Appelbaum, Michael
S. Lowenberg and Mark Esiri, is an "accredited investor" as that term is used in Rule 501 promulgated under the Securities Act. Each of Malcolm P. Appelbaum, Michael S. Lowenberg and Mark Esiri is a sophisticated investor having such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Senior Preferred Shares. The Purchasers, Malcolm P. Appelbaum, Michael S. Lowenberg and Mark Esiri have each received and had a reasonable opportunity to review information meeting the requirements of Rule 502(b)(2) promulgated under the Securities Act, including, without limitation, the information specified in Schedule 3.11 attached hereto.

          4.4  Access to Information.  Each Purchaser acknowledges that each of
               ---------------------
such Purchaser, Malcolm P. Appelbaum, Michael S. Lowenberg and Mark Esiri has received such information and made such investigation and analysis as it or he deems appropriate of the business and prospects of the Company and has been afforded an opportunity to meet with and ask questions of and receive answers from, management of the Company.

ARTICLE 5.     CONDITIONS TO OBLIGATIONS OF THE PURCHASERS
----------     -------------------------------------------

          The obligations of the Purchasers to perform this Agreement are subject to the satisfaction of the following conditions unless waived by the
Purchasers:

          5.1  Opinion of Counsel.  The Purchasers shall have received a
               ------------------
favorable opinion, addressed to each of them, dated the date of Closing and satisfactory in substance and form to the Purchasers, from LeBoeuf, Lamb, Greene & MacRae, L.L.P., special counsel for the Company, substantially in the form set forth in EXHIBIT B and covering such matters incident to the transactions
         ---------
contemplated by this Agreement as the Purchasers' counsel may reasonably request.

          5.2  Representations.  The representations made by the Company in
               ---------------
Section 3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.

          5.3  Authorization.  All action necessary to authorize the execution,
               -------------
delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been duly and validly taken by the Company and the Company shall have full power and right to consummate the transactions contemplated hereby.

          5.4  Acceptance by Counsel to the Purchasers.  The form and substance
               ---------------------------------------
of all legal matters contemplated hereby and of all papers delivered hereunder shall be acceptable to counsel to the Purchasers.

          5.5  Government Consents, Authorizations, Etc.  All consents,
               ----------------------------------------
authorizations, orders or approvals of, and filings or registrations with, any federal, state, local or foreign governmental commission, board or other regulatory body which are required for or in connection with the execution, delivery and performance of this Agreement by the Company, and the consummation of the transactions contemplated hereby shall have been duly obtained or made.

          5.6  No Litigation or Legislation.  No federal, state, local or
               ----------------------------
foreign statute, rule or regulation shall have been enacted or litigation, proceeding, government inquiry or investigation commenced or threatened which prohibits, restricts or delays the consummation of the transactions contemplated by this Agreement or any of the conditions to the consummation of such transactions or adversely affects the desirability of consummating the transactions contemplated hereby.

          5.7  No Material Adverse Change.  In the judgment of Purchasers, no
               --------------------------
material adverse change shall have occurred in the financial condition, assets, liabilities (absolute, accrued, contingent or otherwise), reserves, business, operations or prospects of the Company since September 30, 1996.

          5.8  Consents and Permits.  The Company shall have received all
               --------------------
consents, permits and other authorizations as may be required pursuant to any agreement, order or decree to which the Company is a party or to which it is subject, in connection with the transactions contemplated by this Agreement. The Company shall have provided copies to the Purchasers of all such consents, permits and authorizations.

  ARTICLE 6.   CONDITIONS TO OBLIGATIONS OF THE COMPANY
  ----------   ----------------------------------------

          The obligations of the Company to perform this Agreement are subject to the satisfaction of the following conditions unless waived by the Company:

          6.1  Representations.  The representations made by Purchasers in
               ---------------
Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.

          6.2  Legality.  At the time of Closing the sale of the Senior
               --------
Preferred Shares to the Purchasers shall be legally permitted by all laws and regulations to which the Purchasers and the Company are subject.

          6.3  Acceptance by Counsel to the Company.  The form and substance of
               ------------------------------------
all legal matters contemplated herein and of all papers delivered hereunder shall be acceptable to counsel to the Company.

  ARTICLE 7.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION, ETC.
  ----------   ----------------------------------------------------------------

          7.1  Survival.  All representations and warranties made by any party
               --------
to this Agreement, including, without limitation, all representations and warranties made on any Schedule or Exhibit attached hereto or document delivered hereunder, shall survive the Closing and the consummation of the transactions contemplated hereby.

          7.2  Company's Agreement to Indemnify.  The Company hereby agrees to
               --------------------------------
indemnify and save the Purchasers harmless from and against, for and in respect of, any and all damages, losses, obligations, liabilities, claims, actions or causes of action, encumbrances, costs, and expenses (including, without limitation, reasonable attorneys' fees) arising from the untruth, inaccuracy or breach or nonfulfillment of any representation, warranty, covenant or agreement of the Company, contained in or made pursuant to this Agreement, including any Exhibit or Schedule attached hereto or certificate delivered hereunder.

ARTICLE 8.     RESTRICTION ON TRANSFERABILITY
----------     ------------------------------

          8.1  Restriction; Procedure for Transfer.  The Senior Preferred Shares
               -----------------------------------
shall not be transferable except upon the conditions specified in this Section 8, which conditions are intended to ensure compliance with the Securities Act and applicable state securities laws.

          8.2  Notice of Proposed Transfer.  Prior to any proposed transfer of
               ---------------------------
any of the Senior Preferred Shares (other than a transfer pursuant to registration under the Securities Act), the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied by a written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Senior Preferred Shares may be effected without registration under the Securities Act.

ARTICLE 9.     REGISTRATION UNDER SECURITIES ACT, ETC.
----------     --------------------------------------

          9.1  Registration on Request.
               -----------------------

          (a) Request. At any time or from time to time upon the written request
              -------
     of one or more Initiating Holders, requesting that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all holders of Registrable Securities, and thereupon the Company will use its best efforts to effect the registration under the Securities Act of

                  (i) the Registrable Securities which the Company has been so requested to register by such Initiating Holders for disposition in accordance with the intended method of disposition stated in such request, and

                 (ii) all other Registrable Securities the holders of which shall have made a written request to the Company for registration thereof within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), and

                (iii) subject to the priority provisions of section 9.1(f), all shares of Common Stock which the Company may elect to register in connection with the offering of Registrable Securities pursuant to this Section 9.1; and

                 (iv) subject to the priority provisions of Section 9.1(f), shares of Common Stock held by other Persons having registration rights all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities and the additional shares of Common Stock, if any so to be registered, provided that the provisions of this Section 9.1(a) shall not require the Company to effect more than two registrations of Registrable Securities and, provided further, that the total number of registrations which the Company is required to effect on request hereunder and under all other agreements between the Company and any or all of Wand/IMA I, Wand/IMA II or Wand/IMA III, including the Warrants, shall not exceed three.

          (b) Registration Statement Form. Registrations under this Section 9.1
              ---------------------------
     shall be on such appropriate registration form of the Commission (i) as
                                                                       -
     shall be selected by the Company and, as shall be reasonably acceptable to the holders of more than 50% (by number of shares) of the Registrable Securities so to be registered and (ii) as shall permit the disposition of
                                         --
     such Registrable Securities in accordance with the intended method or methods of disposition specified in their request for such registration. The Company agrees to include in any such registration statement all information which holders of Registrable Securities being registered shall reasonably request.

          (c) Expenses. The Company will pay all Registration Expenses in
              --------
     connection with each registration requested pursuant to this Section 9.1. Underwriting discounts and commissions and transfer taxes, if any, in connection with each such registration statement shall be allocated pro rata among all Persons on whose behalf securities of the Company are included in such registration, on the basis of the respective amounts of the securities then being registered on their behalf.

          (d) Effective Registration Statement. A registration requested
              --------------------------------
     pursuant to this section 9.1 shall not be deemed to have been effected (i)
                                                                             -
     unless a registration statement with respect thereto has become effective, provided that a registration which does not become effective after the
     --------
     Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the Initiating Holders (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company) shall be deemed to have been effected by the Company at the request of such Initiating Holders unless the Initiating Holders shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has become effective, such
                              --
     registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, or (iii) the conditions to closing specified in the
                               ---
     purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by such Initiating Holders.

          (e) Selection of Underwriters. If a requested registration pursuant to
              -------------------------
     this Section 9.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the holders of at least a majority (by number of shares) of the Registrable Securities as to which registration has been requested and shall be acceptable to the Company, which shall not unreasonably withhold its acceptance of such underwriters.

          (f) Priority in Requested Registrations. If a requested registration
              -----------------------------------
     pursuant to this Section 9.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering within a price range acceptable to the holders of a majority of the Registrable Securities requested to be included in such registration, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering, (i) first Registrable
                                                  -
     Securities requested to be included in such registration, pro rata among the holders thereof requesting such securities be included by such holders and (ii) second, securities the Company proposes to sell and other
          --
     securities of the Company included in such registration by the holders thereof.

          9.2  Incidental Registration.
               -----------------------

          (a) Right to Include Registrable Securities. If the Company at any
              ---------------------------------------
     time proposes to register any of its securities under the Securities Act (other than by a registration on Form S-4 or S-8, or any successor or similar forms and other than pursuant to Section 9.1), whether or not for sale for its own account, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 9.2. Upon the written request of any such holder made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register, provided that if, at
                                                            --------
     any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i)
                                                                             -
     in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under Section 9.1, and
     (ii) in the case of a determination to delay registering, shall be
      --
     permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 9.2 shall relieve the Company of its obligation to effect any registration upon request under Section 9.1. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 9.2.

          (b) Priority in Incidental Registrations. If (i) a registration
              ------------------------------------      -
     pursuant to this Section 9.2 involves an
     underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, (ii)
                                                                            --
     the Registrable Securities so requested to be registered for sale for the account of holders of Registrable Securities are not also to be included in such underwritten offering (either because the Company has not been requested so to include such Registrable Securities pursuant to Section 9.4(b) or, if requested to do so, is not obligated to do so under Section 9.4(b), and (iii) the managing underwriter of such underwritten offering
                  ---
     shall inform the Company and holders of the Registrable Securities requesting such registration by letter of its belief that the distribution of all or a specified number of such Registrable Securities concurrently with the securities being distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such writing to state the basis of such belief and the approximate number of such Registrable Securities which may be distributed without such effect), then the Company may, upon written notice to all holders of such Registrable Securities, reduce pro rata (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities so that the resultant aggregate number of such Registrable Securities so included in such registration shall be equal to the number of shares stated in such managing underwriter's letter.

          9.3  Registration Procedures.  If and whenever the Company is required
               -----------------------
to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 9.1 and 9.2 the Company shall, as expeditiously as possible:

                  (i) prepare and (within 90 days after the end of the period within which requests for registration may be given to the Company or in any event as soon thereafter as possible) file with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its reasonable best efforts to cause such registration statement to become and remain effective for the time period required by this Agreement, provided,
                                                                      --------
     that before filing such registration statement or any amendments thereto the Company will furnish to the counsel selected by the holders of Registrable Securities which are to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the review and approval of such counsel;

                  (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or (i) in the case of a registration pursuant to Section 9.1, the
                   -
     expiration of 180 days after such registration statement becomes effective, or (ii) in the case of a registration pursuant to Section 9.2, the
         --
     expiration of 90 days after such registration statement becomes effective, it being understood that following the expiration of the relevant time period, the Company shall have no further obligation to maintain the effectiveness of such registration statement;

                  (iii) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

                  (iv) use its reasonable best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as any seller thereof and any underwriter of the securities being sold by such seller shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller and underwriter to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, or to consent to general service of process in any such jurisdiction;

                  (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                  (vi) furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller (and the underwriters, if any) of

                       (x) an opinion of counsel for the Company, dated the
                  effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and

                       (y) a "comfort" letter, dated the effective date of such
                  registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as such seller (or the underwriters, if any) may reasonably request;

                  (vii) notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating to a registered offering thereof is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to such seller and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

           (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and will furnish to each such seller at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

           (ix) enter into such agreements and take such other actions as sellers of such Registrable Securities holding 51% of the shares so to be sold shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

           (x) use its reasonable best efforts to list all equity securities covered by such registration statement on any securities exchange on which any of such equity securities are then listed.

The Company may require each seller of Registrable Securities as to which any registration is being effected, to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

          Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (vii) of this
Section 9.3, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of this
Section 9.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the periods mentioned in paragraph (ii) of this Section 9.3 shall be extended by the length of the period from and including the date when each seller of any Registrable Securities covered by such registration statement shall have received such notice to the date on which each such seller has received the copies of the supplemented or amended prospectus contemplated by paragraph (vii) of this Section 9.3.

          If any such registration or comparable statement refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of the Company, then such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute or the rules and regulations promulgated thereunder then in force, the deletion of the reference to such holder.

          9.4  Underwritten Offerings.
               ----------------------

          (a) Requested Underwritten Offerings.  If requested by the
              --------------------------------
underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under section 9.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to the Company, each such holder and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 9.6. The holders of the Registrable Securities will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form thereof, provided that nothing herein contained shall diminish the
                  --------
foregoing obligations of the Company. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

          (b) Incidental Underwritten Offerings.  If the Company at any time
              ---------------------------------
proposes to register any of its securities under the Securities Act as contemplated by Section 9.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in Section 9.2 and subject to the provisions of Section 9.2(b), use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters, provided that if the managing underwriter of such underwritten offering shall
--------
inform the holders of the Registrable Securities requesting such registration and the holders of any other shares or securities which shall have exercised, in respect of such underwritten offering, registration rights comparable to the rights under Section 9.2 by letter of its belief that inclusion in such underwritten distribution of all or a specified number of such Registrable Securities or of such other shares or securities so requested to be included would interfere with the successful marketing of the securities (other than such Registrable Securities and other shares or securities so requested to be included) by the underwriters (such writing to state the basis of such belief and approximate number of such Registrable Securities and shares or other securities so requested to be included which may be included in such underwritten offering without such effect), then the Company may, upon written notice to all holders of such Registrable Securities and of such other shares or securities so requested to be included, exclude pro rata from such underwritten offering (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities and shares or such other securities so requested to be included the registration of which shall have been requested by each holder of Registrable Securities and by the holders of such other shares or securities, so that the resultant aggregate number of such Registrable Securities and of such other shares or securities so requested to be included which are included in such underwritten offering shall be equal to the approximate number of shares stated in such managing underwriter's letter. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

          (c)  Holdback Agreements.
               -------------------

            (i) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities, if so required by the managing underwriter, not to effect any public sale or distribution of any equity securities of the Company, during the seven days prior to and the 90 days after any underwritten registration pursuant to Section
          9.1 or 9.2 has become effective, except as part of such underwritten registration, whether or not such holder participates in such registration.

            (ii) The Company agrees (x) if so required by the managing underwriter not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to and the 90 days after any underwritten registration pursuant to
          Section 9.1 or 9.2 has become effective, except as part of such underwritten registration and except pursuant to registrations on Form S-4 and S-8, or any successor or similar forms thereto, and (y) to cause each holder of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities, in each case purchased from the Company at any time after the date of this Agreement (other than in a public offering) to agree not to effect any such public sale or distribution of such securities during such period.

          9.5  Preparation; Reasonable Investigation.  In connection with the
               -------------------------------------
preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.


          9.6  Indemnification.
               ---------------

             (a)  Indemnification by the Company. In the event of any
                  ------------------------------
          registration of any securities of the Company under the Securities Act pursuant to this Article 9, the Company will indemnify and hold harmless the holder of any Registrable Securities covered by such registration statement, any partner or affiliate of such holder and their respective directors, officers, stockholders, agents and employees, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages, expenses or liabilities, joint or several, to which such holder or any such partner, affiliate, director, officer, stockholder agent, employee or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder, and each such partner, affiliate, director, officer, stockholder, agent, employee, underwriter and controlling person for any reasonable legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided that the Company shall not be liable in any such
                      --------
          case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such holder specifically stating that it is for use in the preparation thereof and, provided further that the
                                                     -------- -------
          Company shall not be liable to any Person who participates as an underwriter, in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such partner, affiliate, director, officer, stockholder, agent, employee, underwriter or controlling person and shall survive the transfer of such securities by such holder.

             (b) Indemnification by the Sellers. In the event of any
                 ------------------------------
          registration of Registrable Securities under the Securities Act pursuant to this Article 9, each seller of Registrable Securities will (severally and not jointly) indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this
          Section 9.6) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

             (c) Notices of Claims, etc. Promptly after receipt by an
                 ----------------------
          indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 9.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any
                                           --------
          indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 9.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

             (d) Other Indemnification. Indemnification similar to that
                 ---------------------
          specified in the preceding subdivisions of this Section 9.6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

             (e) Indemnification Payments. The indemnification required by this
                 ------------------------
          Section 9.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

             (f) Contribution. If for any reason the indemnification provided
                 ------------
          for in the preceding paragraphs of this Section 9 is unavailable to an indemnified party or is insufficient to hold it harmless as contemplated by the preceding clauses (a) and (b), then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and indemnifying party in connection with the actions which resulted in such loss, claim, damage, liability or expense, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

             The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9.6(f) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. No holder of Registrable Securities shall be required to contribute in an amount greater than the dollar amount of proceeds received by such holder with respect to the sale of such holder's Registrable Securities.

          9.7  Other Registration Rights.  The Company shall not enter into any
               -------------------------
agreement or arrangement to provide any Person with registration rights that are inconsistent with the registration and other rights provided hereunder.

          9.8  Rule 144.  If the Company shall have filed a registration
               --------
statement pursuant to the requirements of section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company shall timely file the reports required to be filed by it under the Securities Act and the Exchange Act (including but not limited to the reports under sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any holder of

Registrable Securities, make publicly available other information in order to meet the conditions set forth in subparagraph (c)(2) of Rule 144 under the Securities Act) and will take such further actions as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or
(b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver such holder a written statement as to whether it has complied with the requirements of this Section 9.8.

ARTICLE 10.    DEFINITIONS
-----------    -----------

          As used herein, unless the context otherwise requires, the following terms have the following meanings:

          Affiliate:  With respect to the Company and its Subsidiaries, (a) any
          ---------
Person (other than the Company or another of its Subsidiaries) which, directly or indirectly, is in Control of, is Controlled by, or is under common Control with, the Company, or (b) any Person who is a director, officer or beneficial owner of at least 10% of the common equity (i) of the Company, (ii) of any Subsidiary of the Company or (iii) of any Person described in clause (a) above other than a Subsidiary of the Company. "Affiliate" shall include Mr. Gary R. Martino, Mr. Andrei Poludnewycz and Mr. Albert R. Subbloie and any Person which is, directly or indirectly, controlled by any of the foregoing. "Affiliate" shall not include the Purchasers, Wand/IMA I or any of their respective partners or affiliates, directors, officers, stockholders, agents or employees thereof, including, without limitation, David J. Callard and Thomas F. Hill.

          Business Day:  Any day other than a Saturday or a Sunday or a day on
          ------------
which commercial banking institutions in the City of New York or the State of Connecticut are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

          Commission:  The Securities and Exchange Commission or any other
          ----------
federal agency at the time administering the Securities Act.

          Common Stock:  As defined in Section 3.5 hereof, such term to include
          ------------
any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

          Company:  As defined in the introduction to this Agreement, such term
          -------
to include any corporation which shall succeed to or assume the obligations of the Company hereunder.

          Control:  The possession, directly or indirectly, of the power,
          -------
whether or not exercised, to direct or cause the direction of the management or policies of any Person, whether through the ownership of voting securities, by contract, or otherwise; "Controlling" and "Controlled" shall have meanings correlative to the foregoing.

          Copyrights:  Registered or unregistered United States or foreign
          ----------
copyrights (including but not limited to copyrights in computer programs, related documentation, and data bases) and United States and foreign copyright registrations, and applications for registration and all renewals and extensions thereof.

          Exchange Act:  The Securities Exchange Act of 1934, or any similar
          ------------
federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          Governmental Authority:  Any nation or government, any state or other
          ----------------------
political subdivision thereof any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          Initial Public Offering:  An Initial Public Offering shall mean the
          -----------------------
first time a registration statement filed under the Securities Act with the Commission (other than a registration statement on Form S-8, or any successor form thereto, with respect to the issuance of Common Stock (or securities convertible into or exchangeable for Common Stock or rights to acquire Common Stock)), granted or to be granted to employees, officers or directors of the Company pursuant to any employee stock option plan, unless as a result thereof the Company would be required to file reports with respect to any of its equity securities with the Commission) respecting an offering, whether primary or secondary, of Common Stock is declared effective by the Commission.

          Initiating Holders:  Any holder or holders of Registrable Securities
          ------------------
holding at least 40% of the Registrable Securities (by number of shares) and initiating a request pursuant to Section 9.1 for the registration of all or part of such holder's or holders' Registrable Securities.

          Intellectual Property Rights:  All Trademarks, Patents, Copyrights,
          ----------------------------
Know-How and Technical Information.

          Know-How and Technical Information:  Computer programs, related
          ----------------------------------
documentation and databases, data, plans, trade secrets, technologies, processes, specifications, know-how, operating experience and information (business, economic and technical) relating to the foregoing.

          NASD:  The National Association of Securities Dealers, Inc.
          ----

          New Securities:  Any Common Stock or preferred stock of the Company,
          --------------
or any warrants, options or other rights to acquire Common Stock or preferred stock(other than stock options granted to employees), or any securities (including any debt instruments) of any other type that are convertible into said Common Stock or preferred stock, issued after the date hereof; provided that "New Securities" does not include (i) Common Stock issued pursuant to currently outstanding warrants or stock options; or (ii) the issuance by the Company of Common Stock or preferred stock, or options, rights or warrants to acquire Common Stock or preferred stock or any other security (including any debt instruments) convertible into Common Stock or preferred stock in connection with an acquisition by the Company of the stock or assets of another person or the merger or consolidation by the Company with or into another corporation.

          Patents:  United States and foreign patents and patent applications,
          -------
certificates of invention, utility models, and all renewals, extensions, reissues, divisions, continuations and continuations-in-part thereof.

          Person:  An individual, a partnership, a joint venture, a corporation,
          ------
a trust, an unincorporated organization, an association or any other entity or a government or any department or agency thereof.

          Registrable Securities:  (a) the shares of Common Stock issuable upon
          ----------------------
conversion of the Senior Preferred Stock purchased pursuant to this Agreement and (b) any securities issued or issuable with respect to any securities referred to in the foregoing subdivision by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such certificates shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor or similar provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them immediately thereafter shall not require registration or qualification of them (other than by the issuer, an underwriter or an affiliate as such term is defined in the Securities Act and the regulations promulgated thereunder of the issuer) under the Securities Act or any similar state law then in force, or (d) they shall have ceased to be outstanding.

          Registration Expenses:  All expenses incident to the Company's
          ---------------------
performance of or compliance with Section 9, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of any counsel and accountants retained by the holder or holders of more than 51% of the Registrable Securities being registered, premiums and other costs of policies of insurance (if any) against liabilities arising out of the public offering of the Registrable Securities being registered or officers and directors insurance and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any.

          Securities Act:  The Securities Act of 1933, or any similar federal
          --------------
statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          Senior Preferred Shares:  As defined in Section 1.1 of this Agreement.
          -----------------------

          Subsidiary:  With respect to any Person, any corporation with respect
          ----------
to which more than 50% of the outstanding shares of stock of each class having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) is at the time owned by such Person or by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

          Trademarks:  All registered and unregistered trademarks, service
          ----------
marks, corporate names, tradenames, logos, designs, product or business identifiers and trade dress together, in each case, with the good will of the business symbolized thereby, and United States, state and foreign trademark or servicemark registrations or applications for registration and all amendments, renewals and extensions thereof.

          Transfer:  Any sale, assignment, pledge or other disposition of any
          --------
security, or of any interest therein, which could constitute a "sale" as that term is defined in section 2(3) of the Securities Act.

          Wand/IMA I:  Wand/IMA Investments, L.P., a Delaware limited
          ----------
partnership.

          Warrants:  The Common Stock Purchase Warrants No. W-3, No. W-4 and W-5
          --------
issued by the Company to Thomas F. Hill, Wand/IMA I and Wand Partners Inc., respectively.

ARTICLE 11.            MISCELLANEOUS
-----------            -------------

          11.1  Preemptive Rights.
                -----------------

          (a) The Company hereby grants to each Purchaser the preemptive rights to purchase such Purchaser's Proportionate Interest (as defined below) in any issuance or sale of New Securities which the Company may, from time to time, propose to issue or sell at a price per share of (i) less than $16.00 (subject to appropriate adjustment in the event of any increase or decrease in the number of outstanding shares of Common Stock by virtue of any stock split, stock dividend, reverse stock split, reclassification or combination) in the case of Common Stock or (ii) having a conversion price or option or warrant exercise price of less than $16.00 (subject to appropriate adjustment in the event of any increase or decrease in the number of outstanding shares of Common Stock by virtue of any stock split, stock dividends, reverse stock split, reclassification or combination) in the case of securities convertible into or exercisable for, Common Stock. For purposes of this Section 11.1, a Purchaser's Proportionate Interest in such an issuance or sale shall mean that portion of such issuance or sale which, if purchased by such Purchaser under this Section 11.1, would allow such Purchaser to own the same percentage of the issued and outstanding Common Stock of the Company after giving effect to such issuance or sale as such Purchaser owned immediately prior to such issuance or sale (calculated on a fully-diluted basis as if all outstanding warrants, options, rights and securities convertible into or exchangeable for Common Stock had been exercised in full, but without regard to the adjustment provisions of any outstanding securities).

          (b) The value of any non-cash "consideration" shall be determined in good faith by the Board of Directors of the Company.

          (c) In the event the Company proposes to undertake an issuance or sale of New Securities for consideration of less than $16.00 per share as described in clause (a) above, the Company shall give the Purchasers written notice of the Company's intention, describing the type of New Securities, the price, the maximum amount to be issued or sold and the general terms upon which the Company proposes to issue or sell the same. Each Purchaser shall have thirty (30) days from the date of such notice to agree (by written notice to the Company) to purchase its Proportionate Interest in such issuance or sale upon such price and terms.

        (d) The preemptive rights hereunder shall not apply to any public offering of the Common Stock or securities convertible into or exchangeable for Common Stock of the Company pursuant to a registration statement filed under the Securities Act with the Commission which is declared effective by the Commission.

        (e) During the period of 60 days after the expiration of the notice period to which the Purchasers are entitled hereunder, the Company shall be permitted to sell or enter into an agreement (pursuant to which the sale or other transaction shall be closed, if at all, within 60 days from the date of said agreement) to sell the New Securities at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company's notice to the Purchasers under clause (c) above.

        (f) The preemptive rights described in this Section 11.1 are personal to the Purchasers and may not be assigned or transferred, whether by agreement or by operation of law or otherwise, and any attempted transfer shall be void.

        (g) Upon the sale or transfer to any person of New Securities as to which the preemptive rights hereunder shall not have been exercised, such New Securities shall thereafter be transferable free of the preemptive rights provided hereunder.

        (h) The preemptive rights hereunder shall terminate upon the date on which a registration statement relating to an Initial Public Offering is declared effective by the Commission.

        11.2      Amendment, Modification and Waiver.  This Agreement shall
                  ----------------------------------
not be altered or otherwise amended except pursuant to an instrument in writing signed by the Purchasers and the Company, and any obligation owed to a party under this Agreement may only be waived in a writing signed by such party. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

        11.3      Expenses; Transfer Taxes, Etc.  All fees, costs and expenses
                  -----------------------------
incurred by the Company in connection with, relating to or arising out of the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall be borne by the Company. The Company shall pay all sales, use and excise taxes and all registration, recording or transfer taxes which may be payable in connection with the transactions contemplated by this Agreement.

        11.4      Binding Effect; Benefits; Parties in Interest.  This
                  ---------------------------------------------
Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the respective successors, assigns, heirs and legal representatives of the parties hereto; provided, however, that this Agreement shall not be assignable
                --------  -------
by the Company or the Purchasers without the prior written consent of the other.

        11.5      Entire Agreement.  This Agreement (including the Schedules
                  ----------------
attached hereto), and the other writings referred to herein or delivered pursuant hereto contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings with respect to such subject matter.

        11.6      Headings.  The Section and paragraph headings contained in
                  --------
this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        11.7      Notices.  All notices, claims, certificates, requests,
                  -------
demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, mailed (by first-class mail, postage prepaid), transmitted by telex or telecopier or sent by air courier guaranteeing overnight delivery as follows:

          If to the Company, to:

               Information Management Associates, Inc.
               One Corporate Drive
               Suite 414
               Shelton, CT 06484
               Attn:  Mr. Gary R. Martino

          With a copy to:

               Thomas L. Fairfield, Esq.
               LeBoeuf, Lamb, Greene & MacRae, L.L.P.
               Goodwin Square
               225 Asylum Street
               Hartford, CT  06103

          If to Wand/IMA II, to:

               Wand/IMA Investments II L.P.
               630 Fifth Avenue, Suite 2435
               New York, NY 10111
               Attn:  Mr. David J. Callard

          With a copy to:

               Nancy L. Henry, Esq.
               Skadden, Arps, Slate, Meagher & Flom
               919 Third Avenue
               New York, NY 10022

          If to Wand/IMA III, to:

               Wand/IMA Investments III L.P.
               630 Fifth Avenue, Suite 2435
               New York, NY 10111
               Attn:  Mr. David J. Callard

          With a copy to:

               Nancy L. Henry, Esq.
               Skadden, Arps, Slate, Meagher & Flom
               919 Third Avenue
               New York, NY 10022


or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such communication shall be deemed to have been given, in the case of personal delivery, on the date of delivery and in the case of mailing five (5) days after such mailing.

        11.8      Counterparts.  This Agreement may be executed in any number
                  ------------
of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

        11.9      Governing Law.  This Agreement shall be governed by and
                  -------------
construed in accordance with the laws of the State of Connecticut.

        11.10     Gender.  Any reference to the masculine gender shall be
                  ------
deemed to include the feminine and neuter genders unless the context otherwise requires.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered on the date first above written.

                              THE COMPANY:

                              INFORMATION MANAGEMENT ASSOCIATES,
                                    INC.

                              By: /s/ Gary R. Martino
                                 --------------------------------
                                 Gary R. Martino
                                 Chairman of the Board and
                                    Chief Financial Officer


                              THE PURCHASERS:

                              WAND/IMA Investments II L.P.
                              By Wand Partners Inc., as General
                                 Partner

                              By: /s/ David J. Callard
                                 ---------------------------------
                                 Name: David J. Callard
                                 Title: President


                              WAND/IMA Investments III L.P.
                              By Wand Partners Inc., as General
                                 Partner

                              By: /s/ David J. Callard
                                 ---------------------------------
                                 Name: David J. Callard
                                 Title: President

                                  Schedule 1.1
                                  ------------

                            Number of Series B   Purchase
Name of Purchaser            Preferred Shares     Price
-----------------            ----------------     -----
Wand/IMA Investments II            354           $354,000
L.P.

Wand/IMA Investments III         3,996         $3,996,000
 L.P.
